Exhibit 1.1

WEDBUSH MORGAN SECURITIES, INC.

TRAVELZOO INC.

UNDERWRITING AGREEMENT

_________, 2003

Wedbush Morgan Securities, Inc.
1000 Wilshire Blvd
Los Angeles, CA 90017-2465

Ladies and Gentlemen:

        Ralph Bartel (“Mr. Bartel” or the “Selling Shareholder”) proposes, subject to the terms and conditions stated herein, to sell to Wedbush Morgan Securities, Inc. (the “Underwriter”) an aggregate of 300,000 shares (the “Firm Shares”) of the authorized and outstanding Common Stock, par value $0.01 (the “Common Stock”), of Travelzoo Inc., a Delaware corporation (the “Company”). Mr. Bartel also proposes to grant to the Underwriter an option to purchase up to 45,000 additional shares of the Common Stock (the “Option Shares”), for the sole purpose of covering over-allotments, if any, in connection with the sale of the Firm Shares. The Firm Shares and any Option Shares purchased pursuant to this Agreement are collectively referred to below as the “Shares.”

        The Company hereby confirms its agreement with the Underwriter as follows:

1.     Representations and Warranties of the Company. The Company hereby represents and warrants to and agrees with the Underwriter as follows:

        (a)     A registration statement (Registration No. 333-_______) on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Shares, including such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under and in conformity with the provisions of the Securities Act and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Securities Act, either (A) if the Company relies on Rule 434 under the Securities Act, a Term Sheet (defined below) relating to the Shares, that identifies the Preliminary Prospectus (defined below) that it supplements and contains such information as is required or permitted by Rules 434, 430A and 424(b) of the Rules and Regulations or (B) if the Company does not rely on Rule 434 under the Securities Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment has been filed, in such registration statement), with such changes or insertions as are required by Rule 430A of the Rules and Regulations or permitted by Rule 424(b) of the Rules and Regulations, and in the case of either (i)(A) or (i)(B) of this sentence, as has been provided to and approved by the Underwriter prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Securities Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Underwriter prior to the execution of this Agreement. As used in this Agreement, the term “Registration Statement” means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto, any information omitted therefrom pursuant to Rule 430A of the Rules and Regulations and included in the Prospectus (defined below) and further including all filings or other documents incorporated therein, as well as any additional registration statement filed in connection with the offering of the Shares pursuant to Rule 462(b) under the Securities Act; the term “Preliminary Prospectus” means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective and further including all filings or documents incorporated therein); and the term “Prospectus” means the following, including any filings or documents incorporated therein:

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                 A.     if the Company relies on Rule 434 under the Securities Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Securities Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

                 B.     if the Company does not rely on Rule 434 under the Securities Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Securities Act; or

                 C.     if the Company does not rely on Rule 434 under the Securities Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Securities Act, the prospectus included in the Registration Statement; provided that if any revised prospectus that is provided to the Underwriter by the Company for use in connection with the offering of the Shares differs from the prospectus on file with the Commission at the time the Registration Statement became or becomes, as the case may be, effective, whether or not the revised prospectus is required to be filed with the Commission pursuant to Rule 424(b)(3) of the Rules and Regulations, the term “Prospectus” shall mean such revised prospectus (including all filings and documents incorporated therein) from and after the time it is first provided to the Underwriter for such use. The term “Term Sheet” as used in this Agreement means any term sheet that satisfies the requirements of Rule 434 under the Securities Act. Any reference in this Agreement to the “date” of a Prospectus that includes a Term Sheet means the date of such Term Sheet.

        (b)     No order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for that purpose are pending or, to the best knowledge of the Company, threatened or contemplated by the Commission; no stop order suspending the sale of the Shares in any jurisdiction has been issued and no proceedings for that purpose are pending or threatened or, to the best knowledge of the Company, contemplated, and any request of the Commission for additional information (to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus or otherwise) has been complied with.

        (c)     As used in this Agreement, the word “subsidiary” means any corporation, partnership, limited liability company or other entity of which the Company directly or indirectly owns 50% or more of the equity or that the Company directly or indirectly controls. The subsidiaries of the Company (the “Subsidiaries”) and the jurisdiction of incorporation of each Subsidiary are listed on Exhibit A hereto. The Company has no subsidiaries other than the Subsidiaries listed on Exhibit A hereto; and except as set forth on Exhibit A, the Company owns one hundred percent (100%) of the issued and outstanding stock of each of the Subsidiaries free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any type, kind or nature. Exhibit B hereto lists each entity in which the Company or any Subsidiary holds an equity interest, whether as shareholder, partner, member, joint venturer or otherwise. Except as set forth on Exhibit B, neither the Company nor any Subsidiary has any equity interest in any person. The Company and each of its Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and as is currently being conducted by it and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries, taken as a whole (a “Consolidated Material Adverse Effect”)). The Company and each of its Subsidiaries is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from federal, state, local and other governmental or regulatory authorities that are necessary to the conduct of its or their business, all of which are valid and in full force and effect, except for authorizations, licenses, certificates, consents, orders and permits which would not have a Consolidated Material Adverse Effect. Each contractual joint venture in which the Company or any Subsidiary is involved and, to the Company’s best knowledge, each participant therein is operating in compliance with the terms of its joint venture agreement except for any non-compliance that would not have a Consolidated Material Adverse Effect.

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        (d)     The Company meets the requirements for use of Form S-3 under the Securities Act. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be contained therein and complied in all respects with the requirements of the Securities Act, the Rules and Regulations, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Commission thereunder (the “Exchange Act Rules and Regulations”) and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective (the “Effective Date”) and at all times subsequent thereto up to and including the Closing Date (as defined below) and any date on which the Option Shares are to be purchased, it (i) contained or will contain all statements required to be contained therein and complied or will comply in all respects with the requirements of the Securities Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Closing Date and any date on which Option Shares are to be purchased, the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be contained therein and complied or will comply in all respects with the requirements of the Securities Act, the Rules and Regulations and the Exchange Act Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each document filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the Exchange Act Rules and Regulations. The foregoing provisions of this paragraph (d) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically and expressly for use therein.

        (e)     Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there has not been (i) any material loss or interference with the business of the Company or any of its Subsidiaries (A) from fire, explosion, flood or other calamity, whether or not covered by insurance, or (B) from any court or governmental action, order or decree, or (ii) any material changes in the capital stock or, except in the ordinary course of its business, long-term debt of the Company or any of its Subsidiaries, or (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any development known to the Company that might cause or result in a Consolidated Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, in each case of (i)-(iv) above other than as may be set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Since such dates, except in the ordinary course of business, neither the Company or any of its Subsidiaries has entered into any material transaction not described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) that might cause or result in a Consolidated Material Adverse Effect.

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        (f)     There is no agreement, contract, license, lease or other document required to be described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All contracts described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), if any, are in full force and effect on the date hereof, and neither the Company nor any of its direct or indirect subsidiaries nor, to the best knowledge of the Company, any other party, is in breach of or default under any such contract, which breach or default would have a Consolidated Material Adverse Effect.

        (g)     The authorized, issued and outstanding capital stock of the Company is set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and the description of the capital stock therein conforms with and accurately describes the rights set forth in the instruments defining the same.

        (h)     All of the outstanding shares of capital stock of the Company (including the Shares to be purchased by the Underwriter from the Selling Shareholder) have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that were not satisfied or waived. All of the Warrant Shares (as defined below) have been duly authorized and, when issued in accordance with the Warrant (as defined below), will be validly issued, fully paid and nonassessable, in compliance with all applicable federal and state securities laws and not in violation of or subject to any current preemptive rights or other rights to subscribe for or purchase securities. All of the issued shares of capital stock or other equity interests of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable laws, including securities laws, were not issued in violation of or subject to any preemptive or other rights to subscribe for or purchase such securities that were not satisfied or waived and are directly or indirectly owned by the Company, except as otherwise set forth on Exhibit A hereto. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, set forth in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus), accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights in all material respects. Other than this Agreement and the options and warrants to purchase Common Stock described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no options, warrants or other rights outstanding to subscribe for or purchase any shares of the Company’s capital stock from the Company. There are no preemptive rights applicable to any shares of capital stock of the Company. There are no options, warrants or other rights outstanding to subscribe for or purchase any shares of the capital stock or registered capital of any Subsidiary from such Subsidiary and no Subsidiary is subject to any obligation, commitment, plan, arrangement or court or administrative orders with respect to the same. There are no preemptive rights applicable to any shares of capital stock or registered capital of the Subsidiaries. There are no restrictions upon the voting or transfer of any of the Firm Shares or Option Shares pursuant to the Company’s certificate of incorporation, as amended to date (“Certificate of Incorporation”), Bylaws or other governing documents or any agreement to which the Company is a party or by which it may be bound other than as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Except as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no rights for or relating to the registration of any capital stock of the Company. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived, for or relating to the registration of any securities of the Company.

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        (i)     The Company has full corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement (as defined below). This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and constitute the valid and binding agreements of the Company, and are enforceable against the Company in accordance with their respective terms except insofar as enforceability may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except insofar as the indemnification and contribution provisions of Section 9 of this Agreement may be affected by public policy concerns.

        (j)     Neither the Company nor any of its Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery of this Agreement or the consummation of the transactions contemplated by this Agreement result in a violation of or constitute a breach of or a default (including without limitation with the giving of notice, the passage of time or otherwise) that would result in a Consolidated Material Adverse Effect under the Certificate of Incorporation, Bylaws or other charter documents of the Company or any of its Subsidiaries or any obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, deed of trust, loan agreement, lease, license, joint venture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of its or their properties may be bound or affected. The Company has not incurred any liability, direct or indirect, for any finders’ or similar fees payable on behalf of the Company or the Underwriter in connection with the transactions contemplated by this Agreement. The performance by the Company of its obligations under this Agreement will not violate any law, ordinance, Rule or Regulation or any order, writ, injunction, judgment or decree of any governmental agency or body or of any court having jurisdiction over the Company or any of its Subsidiaries or any of its or their properties that would result in a Consolidated Material Adverse Effect, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of its Subsidiaries that would result in a Consolidated Material Adverse Effect. Except for permits and similar authorizations required under the Securities Act, the Exchange Act or under state securities or blue sky laws of certain jurisdictions and for such permits and authorizations that have been obtained, no consent, approval, authorization or order of any court, governmental agency or body, financial institution or any other person is required in connection with the consummation of the transactions contemplated by this Agreement (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the “NASD”).

        (k)     Each of the Company and its Subsidiaries has good and marketable title, or has valid rights to use, all items of real and personal property which are material to the business of the Company and its Subsidiaries, taken as a whole, free and clear, except as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), of all liens, encumbrances and claims that when taken as a whole would result in a Consolidated Material Adverse Effect and subject to such exceptions that do not adversely affect the present or prospective business of the Company or its Subsidiaries.

        (l)     Each of the Company and its Subsidiaries holds adequate rights to use all inventions, trade secrets, know-how, trademarks, service marks, tradenames and copyrights described or referred to in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) which are necessary for the conduct of its or their business as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, tradenames or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Consolidated Material Adverse Effect.

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        (m)     There is no litigation or governmental proceeding to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is subject which is pending or, to the best knowledge of the Company, is threatened or contemplated against the Company or any of its Subsidiaries that might have a Consolidated Material Adverse Effect, that might prevent consummation of the transactions contemplated by this Agreement or, other than proceedings so disclosed, that is required to be disclosed in the Registration Statement or Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

        (n)     Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus), neither the Company nor any of its Subsidiaries is in violation of any law, order, ordinance, Rule or Regulation of which it is aware, or any order, writ, injunction, judgment or decree of any governmental agency or body or of any court, to which it or its properties (whether owned or leased) may be subject, which violation would have a Consolidated Material Adverse Effect.

        (o)     Neither the Company nor, to the Company’s knowledge, the Selling Shareholder has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or will cause or result in, under the Exchange Act, the Exchange Act Rules and Regulations or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. No bid or purchase by the Company, or, to the Company’s knowledge, the Selling Shareholder, nor any bid or purchase that could be attributed to the Company (as a result of bids or purchases by an “affiliated purchaser” within the meaning of Regulation M under the Exchange Act) for or of the Common Stock, any securities of the same class or series as the Common Stock or any securities convertible into or exchangeable for or that represent any right to acquire the Common Stock is now pending or in progress or will have commenced at any time prior to the completion of the distribution of the Shares.

        (p)     KPMG LLP, whose reports appear in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) are, and during the periods covered by their reports in the Registration Statement were, independent accountants as required by the Securities Act and the Rules and Regulations. The historical and pro forma financial statements, together with related notes and schedules, and other financial information included in the Registration Statement, each Preliminary Prospectus and the Prospectus present fairly (or, if the Prospectus has not been filed with the Commission, as to the Prospectus, will present fairly) the financial position, results of operations, cash flows and changes in stockholders’ equity of the Company and its Subsidiaries, taken as a whole, at the dates and for the periods indicated, and the historical and pro forma financial statements, together with related notes, schedules and other financial information included in the Registration Statement present fairly the information required to be stated therein in all material respects. Such financial statements, notes, schedules and other financial information have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods presented and all adjustments necessary for a fair presentation of results for such periods have been made, except as may be stated therein. The selected and summary financial and statistical data included in the Registration Statement and the Prospectus present fairly (or, if the Prospectus has not been filed with the Commission, as to the Prospectus, will present fairly) the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement. Except as set forth in such financial statements or as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company has no debts, liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature whatsoever, including, without limitation, any tax liabilities or deferred tax liabilities, that should be disclosed in the Prospectus or, in accordance with U.S. generally accepted accounting principles, should be set forth in such financial statements.

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        (q)     The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail in all material respects, the transactions in and dispositions of the assets of the Company and its Subsidiaries. The systems of internal accounting controls maintained by the Company and its Subsidiaries are sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary (x) to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and (y) to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (r)     The Company has delivered to the Underwriter the written agreement of each of its executive officers and directors, and members of the immediate family of each of the foregoing, and of the Selling Shareholder, who own Common Stock (collectively, the “Holders”) to the effect that each of the Holders will not, without the prior written consent of the Underwriter, for a period of 180 days following the date of this Agreement, directly or indirectly offer, sell, grant any option to purchase, contract to sell, or otherwise dispose of any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock owned by the Holder or with respect to which the Holder has the power of disposition, or announce any offer to do so.

        (s)     No labor disturbance by the employees of the Company or any of its Subsidiaries exists, or, to the knowledge of the Company, is imminent, contemplated or threatened; and the Company is not aware of an existing, imminent or threatened labor disturbance by the employees of any principal suppliers, manufacturers, contractors or others which such disturbance might be expected to result in any Consolidated Material Adverse Effect. No collective bargaining agreement exists with any of the Company’s employees or those of its Subsidiaries and, to the best knowledge of the Company, no such agreement is imminent.

        (t)     Each of the Company and its Subsidiaries has filed all federal, state, local and foreign tax returns which are required to be filed or has requested extensions thereof and has paid all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges to the extent that the same have become due and payable. To the best of the Company’s knowledge, no tax assessment or deficiency has been made or proposed against the Company or any of its Subsidiaries nor has the Company or any of its Subsidiaries received any notice of any proposed tax assessment or deficiency.

        (u)     Except as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding contracts, loans, advances or guaranties of indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of (i) its “affiliates,” as such term is defined in the Rules and Regulations, (ii) except for immaterial advances in the ordinary course of business, any of the officers or directors of any of its Subsidiaries, or (iii) any of the members of the families of any of them, in each case, required to be set forth in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus), under the Securities Act or Rules and Regulations.

        (v)     The Company and its Subsidiaries are in compliance with the requirements of Section 13(b)(2) of the Exchange Act and, except as disclosed in the Prospectus, to the best knowledge and belief of the Company, neither the Company nor any of it Subsidiaries, nor any employee or agent of the Company or a Subsidiary, has made any payment of funds of the Company or a Subsidiary or received or retained any funds in violation of any law, rule or regulation.

        (w)     Neither the Company nor any of its Subsidiaries has any liability, absolute or contingent, relating to: (i) public health or safety; (ii) worker health or safety; or (iii) product defect or warranty (all except as would not reasonably be expected to have a Consolidated Material Adverse Effect or as are disclosed in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus)).

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        (x)     The Company has not distributed and will not distribute prior to the Closing Date or on or prior to any date on which the Option Shares are to be purchased, as the case may be, any prospectus or other offering material in connection with the offering and sale of the Shares other than the Preliminary Prospectus(es), the Prospectus, the Registration Statement and any other material which may be permitted by the Securities Act and the Rules and Regulations.

        (y)     The Company is not now an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has been advised concerning the 1940 Act, and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it has not and will not become an “investment company” or a company “controlled” by an “investment company” within the meaning of the 1940 Act and such rules and regulations.

        (z)     The Company and each of its Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) for which the Company or any of its Subsidiaries would have any liability has occurred; neither the Company nor any of its Subsidiaries has incurred or expects to incur liability under (1) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (2) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company or any of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

        (aa)     Except as set forth in the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus), there has not been any storage, disposal, generation, manufacture, refinement, transportation, handling, arranging for disposal or treatment of toxic wastes, hazardous wastes, medical wastes, solid wastes or hazardous substances (collectively, “Environmental Activities”) by the Company or any of its Subsidiaries (or any of their predecessors in interest) at any location; there have not been any Environmental Activities by any person or entity at, upon or from any of the property now or previously owned or leased by the Company or its Subsidiaries either (i) in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit (collectively, “Environmental Laws”) or (ii) which would require remedial action under any Environmental Laws; the Company has, at all relevant times, been in compliance with all Environmental Laws; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind from or onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its Subsidiaries or, to the best knowledge of the Company, due to or caused by any other person or entity; the Company has no knowledge (1) of any of the foregoing matters with respect to any projects with respect to which the Company or any of its Subsidiaries provided any services or (2) that the Company or any of its Subsidiaries is or may be a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any similar state laws; there are no toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances presently located at, on or under any of the property now or previously owned or leased by the Company or its Subsidiaries, except for such substances that are naturally occurring at such locations; and the terms “hazardous wastes,” “toxic wastes,” “medical wastes,” “solid wastes” and “hazardous substances” shall have the meanings specified in any Environmental Laws.

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        (bb)     The Company and each of its Subsidiaries are insured against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not cause a Consolidated Material Adverse Effect.

        (cc)     Each certificate signed by any officer of the Company, as amended in writing from time to time, and delivered to the Underwriter’s counsel pursuant to Section 7 of this Agreement shall be deemed to be a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

        (dd)     There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

2.     Representations, Warranties and Covenants of the Selling Shareholder. The Selling Shareholder represents and warrants to and agrees with the Underwriter and the Company that:

        (a)     The Selling Shareholder now has and on the Closing Date will have good and marketable title to the Shares, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement; and upon delivery of such Shares hereunder and payment of the purchase price as herein contemplated, the Underwriter will obtain good and marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest pertaining to such Selling Shareholder or such Selling Shareholder’s property, encumbrance, claim or equitable interest, or any liability to or claims of any creditor, devisee, legatee or beneficiary of such Selling Shareholder.

        (b)     The Selling Shareholder has full power to enter into and perform his obligations under this Agreement and the Warrant and to issue and deliver the Warrant; this Agreement and the Warrant have been duly executed and delivered by the Selling Shareholder; and this Agreement and the Warrant constitute the valid and binding agreements of the Selling Shareholder, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles and except insofar as the indemnification and contribution provisions of Section 9 of this Agreement may be affected by public policy concerns.

        (c)     All consents, approvals, authorizations and orders required for the execution and delivery by such Selling Shareholder of this Agreement and the Warrant and the sale and delivery of the Shares and Warrant Shares to be sold by such Selling Shareholder under this Agreement and the Warrant (other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such consents, approvals, authorizations or orders as may be necessary under state or other securities or Blue Sky laws) have been obtained and are in full force and effect; and such Selling Shareholder has full legal right, power and authority to enter into and perform his obligations under this Agreement and the Warrant, and to sell, assign, transfer and deliver the Shares and Warrant Shares to be sold by such Selling Shareholder under this Agreement and the Warrant.

        (d)     The performance of this Agreement and the Warrant and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of or constitute a material default under any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such Selling Shareholder is a party or to the best of such Selling Shareholder’s knowledge by which such Selling Shareholder, or any Shares or Warrant Shares to be sold by such Selling Shareholder hereunder or under the Warrant, may be bound or, to the best of such Selling Shareholder’s knowledge, result in any violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Selling Shareholder or over the properties of such Selling Shareholder.

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        (e)     Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock.

        (f)     Such Selling Shareholder has not distributed to the public and will not distribute to the public any prospectus or other offering material in connection with the offering and sale of the Shares.

        (g)     All information furnished by or on behalf of such Selling Shareholder relating to such Selling Shareholder and the Shares and Warrant Shares that is contained in the representations and warranties of such Selling Shareholder in this Agreement or the Warrant or set forth in the Registration Statement or the Prospectus is, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date was or will be, true, correct and complete in all material respects, and such information furnished by or on behalf such Selling Shareholder does not, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.

        (h)     Such Selling Shareholder will review the Prospectus and will comply with all agreements and satisfy all conditions on his part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date and will advise the Underwriter prior to the Closing Date if any statement to be made on behalf of such Selling Shareholder in the certificate contemplated by Section 7(f) would be inaccurate if made as of such date.

        (i)     Such Selling Shareholder does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of such Selling Shareholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus or those which are not required to be described in the Registration Statement and the Prospectus.

        (j)     Such Selling Shareholder is not aware that any of the representations and warranties of the Company set forth in Section 1 above is untrue or inaccurate.

        (k)     To the best of such Selling Shareholder’s knowledge, when any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be contained therein and complied in all respects with the requirements of the Securities Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. To the best of such Selling Shareholder’s knowledge, on the Effective Date, the Registration Statement (i) contained or will contain all statements required to be contained therein and complied or will comply in all respects with the requirements of the Securities Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. To the best of such Selling Shareholder’s knowledge, when the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on any date on which Option Shares are to be purchased by the Underwriter pursuant to this Agreement, the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be contained therein and complied or will comply in all respects with the requirements of the Securities Act, the Rules and Regulations and the Exchange Act Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (k) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically and expressly for use therein.

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        (l)     At the time of delivery to the Underwriter of the Shares and Warrant Shares to be sold by the Selling Shareholder, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of such Shares and Warrant Shares to be sold by the Selling Shareholder to the Underwriter hereunder and under the Warrant will have been fully paid or provided for by the Selling Shareholder and all laws imposing such taxes will have been fully complied with.

3.     Purchase, Sale and Delivery of the Shares.

        (a)     On the basis of the representations, warranties, covenants and agreements contained in this Agreement and subject to the terms and conditions set forth in this Agreement, the Selling Shareholder agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Shareholder, the Firm Shares at a purchase price of $________ per share.

        (b)     On the basis of the covenants and agreements of the Underwriter contained in this Agreement and subject to the terms and conditions set forth in this Agreement, Mr. Bartel grants an option to the Underwriter to purchase from Mr. Bartel all or any portion of the Option Shares at the same price per share as the Underwriter is to pay for the Firm Shares. This option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriter and may be exercised in whole or in part at any time (but not more than once) on or before the 45th day after the date of the Prospectus first filed pursuant to Rule 424(b) under the Securities Act upon written or telecopied notice by the Underwriter to Mr. Bartel setting forth the aggregate number of Option Shares as to which the Underwriter is exercising the option and the settlement date; notwithstanding the foregoing, if the 45th day after the date of the Prospectus first filed pursuant to Rule 424(b) under the Securities Act is not a business day, then the time period for delivery of the notice of the exercise of the over-allotment option shall automatically be extended until the first business day following the 45th day after the date of the Prospectus.

        (c)     Delivery of the Firm Shares and payment therefor, shall be made at the office of Milbank, Tweed, Hadley & McCloy LLP, 601 South Figueroa Street, Los Angeles, California 90017 (or at such other location as is agreed by the parties), at 6:30 a.m., Pacific time, on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern Time) on any given day) business day after the date of this Agreement, or at such time on such other day, not later than seven full business days after such third (or fourth) business day, as shall be agreed upon in writing by the Company and the Underwriter, or as provided in Section 8 of this Agreement. The date and hour of delivery and payment for the Firm Shares are referred to in this Agreement as the “Closing Date.” As used in this Agreement, “business day” means a day on which the Nasdaq National Market is open for trading and on which banks in New York and California are open for business and not permitted by law or executive order to be closed.

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        (d)     Delivery of the Option Shares and payment therefor, shall be made at the office of Milbank, Tweed, Hadley & McCloy LLP, 601 South Figueroa Street, Los Angeles, California 90017 (or at such other location as is agreed by the parties), at 6:30 a.m., Pacific time, on the date specified by the Underwriter (which shall be three business days after the exercise of the option, but not in excess of the period of time specified in the Rules and Regulations).

        (e)     Payment of the purchase price for the Firm Shares by the Underwriter shall be made at the election of the Underwriter by (i) certified or official bank check or checks drawn in next-day funds, payable to the order of the Selling Shareholder, or (ii) wire transfer of immediately available funds to such account of the Selling Shareholder as the Selling Shareholder shall advise the Underwriter in writing at least three business days prior to the Closing Date. Such payment shall be made upon delivery of certificates for the Firm Shares to the Underwriter. Certificates for the Firm Shares to be delivered to the Underwriter shall be registered in such name or names and shall be in such denominations as the Underwriter may request at least two business days before the Closing Date. Such certificates will be made available to the Underwriter for inspection, checking and packaging at the offices of Milbank, Tweed, Hadley & McCloy LLP, 601 South Figueroa Street, Los Angeles, California 90017, not less than one full business day prior to the Closing Date.

        (f)     Payment of the purchase price for the Option Shares by the Underwriter shall be made at the election of the Underwriter by (i) certified or official bank check or checks drawn in next-day funds, payable to the order of Mr. Bartel, or (ii) wire transfer of immediately available funds to such account of Mr. Bartel, as Mr. Bartel shall advise the Underwriter in writing at least three business days prior to the date on which any such Option Shares are purchased. Such payment shall be made upon delivery of certificates for the Option Shares to the Underwriter. Certificates for the Option Shares to be delivered to the Underwriter shall be registered in such name or names and shall be in such denominations as the Underwriter may request at least two business days before the date on which any Option Shares are purchased by the Underwriter pursuant to this Agreement. Such certificates will be made available to the Underwriter for inspection, checking and packaging at the offices of Milbank, Tweed, Hadley & McCloy LLP, 601 South Figueroa Street, Los Angeles, California 90017, not less than one full business day prior to the Closing Date.

        (g)     It is understood that the Underwriter proposes to offer the Shares for sale to the public as soon as the Underwriter deems it advisable to do so. The Firm Shares are to be initially offered to the public at the public offering price set forth (or to be set forth) in the Prospectus. The Underwriter may from time to time thereafter change the public offering price and other selling terms.

        (h)     The information set forth in the legends respecting passive market making and stabilization set forth on the inside cover page and the statements set forth under the caption “Plan of Distribution” in any Preliminary Prospectus, the Registration Statement and the Prospectus filed pursuant to Rule 424(b) constitute the only information furnished by the Underwriter to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement.

4.     Further Agreements of the Company. The Company covenants and agrees with the Underwriter as follows:

        (a)     The Company will use its best efforts to cause the Registration Statement, and any amendment thereof, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus, properly completed (and in form and substance reasonably satisfactory to the Underwriter) pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriter of such timely filing. The Company will not file the Prospectus, any amended Prospectus, any amendment (including post-effective amendments) to the Registration Statement or any supplement to the Prospectus without (i) advising the Underwriter thereof and, a reasonable time prior to the proposed filing of such amendment or supplement, furnishing the Underwriter with copies thereof and (ii) obtaining the prior consent of the Underwriter to such filing. If, in the judgment of the Company, it becomes necessary to amend or supplement the Prospectus, the Company will prepare and file with the Commission, promptly upon the request of the Underwriter, any amendment to the Registration Statement or supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Underwriter and use its best efforts to cause the same to become effective as promptly as possible.

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        (b)     The Company will promptly advise the Underwriter (i) when the Registration Statement becomes effective, (ii) when any post-effective amendment thereof becomes effective, (iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the registration, qualification or exemption from registration or qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof.

        (c)     The Company will (i) on or before the Closing Date, deliver to the Underwriter and to Underwriter’ counsel a signed copy of the Registration Statement as originally filed and of each amendment thereto filed prior to the time the Registration Statement becomes effective and, promptly upon the filing thereof, a signed copy of each post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto unless and to the extent previously furnished to the Underwriter) and all documents filed by the Company with the Commission under the Exchange Act and deemed to be incorporated by reference into any Preliminary Prospectus or the Prospectus and will also deliver to the Underwriter a sufficient number of additional conformed copies of each of the foregoing (excluding exhibits) so that one copy of each may be distributed to the Underwriter, (ii) as promptly as possible deliver to the Underwriter, at such office or offices as the Underwriter may designate, as many copies of the Prospectus as the Underwriter may reasonably request and (iii) thereafter from time to time during the period in which a prospectus is required by law to be delivered by the Underwriter, likewise send to the Underwriter as many additional copies of the Prospectus and as many copies of any supplement to the Prospectus and of any amended Prospectus, filed by the Company with the Commission, as the Underwriter may reasonably request for the purposes contemplated by the Securities Act.

        (d)     If, in the judgment of the Company, at any time during the period in which a prospectus is required by law to be delivered by the Underwriter any event shall occur as a result of which, in the opinion of counsel to the Underwriter, it is necessary to supplement or amend the Prospectus in order to make the Prospectus not misleading or so that the Prospectus will not omit to state a material fact necessary to be stated therein, in each case at the time the Prospectus is delivered to a purchaser of the Shares, or if it shall be necessary to amend or to supplement the Prospectus to comply with the Securities Act or the Rules and Regulations, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended Prospectus so that the Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading and so that it then will otherwise comply with the Securities Act and the Rules and Regulations. If, after the public offering of the Shares by the Underwriter commences and during such period, the Underwriter proposes to vary the terms of offering thereof by reason of changes in general market conditions or otherwise, the Underwriter will advise the Company in writing of the proposed variation and if, in the opinion either of counsel for the Company or counsel for the Underwriter, such proposed variation requires that the Prospectus be supplemented or amended, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended Prospectus setting forth such variation. The Company authorizes the Underwriter and all dealers to whom any of the Shares may be sold by the Underwriter to use the Prospectus, as from time to time so amended or supplemented, in connection with the sale of the Shares in accordance with the applicable provisions of the Securities Act and the Rules and Regulations for such period.

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        (e)     The Company will cooperate with the Underwriter’s counsel in the qualification or registration of the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Underwriter may designate and, if applicable, in connection with exemptions from such qualification or registration and, during the period in which a Prospectus is required by law to be delivered by the Underwriter or a dealer, in keeping such qualifications, registrations and exemptions in effect; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications, registrations and exemptions in effect for so long a period as the Underwriter may reasonably request for the distribution of the Shares.

        (f)     During a period of two years commencing with the date of this Agreement, the Company will promptly furnish to the Underwriter copies of (i) all periodic and special reports furnished by it to stockholders of the Company, (ii) all information, documents and reports filed by it with the Commission, the Nasdaq SmallCap Market, any securities exchange or the NASD, (iii) all material press releases and material news items or articles in respect of the Company, its products or affairs released or prepared by the Company (other than promotional and marketing materials disseminated solely to customers and potential customers of the Company in the ordinary course of business) and (iv) any additional information concerning the Company or its business which the Underwriter may reasonably request.

        (g)     As soon as practicable, but not later than the 45th day following the end of the fiscal quarter first ending after the first anniversary of the Effective Date, the Company will make generally available to its securities holders and furnish to the Underwriter an earnings statement or statements in accordance with Section 11(a) of the Securities Act and Rule 158 thereunder.

        (h)     The Company agrees that, without the Underwriter’s prior written consent, the Company will not, and to the extent it has any ability to control the actions of Holders, will not allow the Holders to, in each case directly or indirectly, offer, sell, grant any option to purchase, contract to sell, or otherwise sell or dispose of any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock for a period of 180 days following the date of this Agreement, excluding only (i) the sale of the Shares to be sold to the Underwriter pursuant to this Agreement, (ii) the grant by the Company of options to purchase Common Stock (provided that none of such options are or become exercisable during such 180-day period) or the issuance by the Company of shares of Common Stock upon the exercise in accordance with options previously granted under the Company’s presently authorized stock option plans as described in the Prospectus or in documents incorporated therein, or upon the exercise in accordance with their terms of previously granted warrants which are described in the Prospectus or in documents incorporated therein, and (iii) the issuance of the Warrant and the Warrant Shares thereunder.

        (i)     The Company will establish and maintain all financial control and financial reporting systems customary for well-established public companies, including but not limited to adequate management information and reporting systems, and will employ and maintain, with adequate staffing levels at headquarters and at each significant Subsidiary or significant functional division, and at each level of responsibility, an employee staff of well trained and highly qualified financial professionals.

        (j)     The Company will, and at all times for a period of at least three years after the date of this Agreement, unless such securities are then listed on a national securities exchange, use its reasonable best efforts to cause the Common Stock (including the Shares and the Warrant Shares) to be included for listing on the Nasdaq SmallCap Market, and the Company will comply with all registration, filing, reporting and other requirements within its control of the Exchange Act and the Nasdaq SmallCap Market which may from time to time be applicable to the Company.

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        (k)     The Company will, at all times for a period of at least two years after the date of this Agreement, use commercially reasonable efforts to maintain insurance of the types and in the amounts which it deems adequate for its business consistent with insurance coverage maintained by companies of similar size and engaged in similar businesses including, but not limited to, general liability insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against.

        (l)     The Company will issue no press release prior to the purchase by the Underwriter of all of the Option Shares or within 45 days after the Closing Date, whichever is earlier, without prior consultation with the Underwriter with respect to the contents thereof.

        (m)     Within 90 days of the Closing Date, the Company will furnish each of the Underwriter and its counsel with one bound volume, which shall be standard for an underwriting transaction of the type contemplated by this Agreement.

        (n)     The Company will comply in all material respects with the provisions of the undertakings contained in the Registration Statement.

        (o)     The Company will take all steps necessary to comply with the requirements of the NASD in connection with the issuance and sale of the Shares.

        (p)     The Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its reasonable best efforts to cause the Company’s directors and officers, in their capacities as such, to so comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

5.     Further Agreement of the Selling Shareholder. The Selling Shareholder covenants and agrees with the Underwriter that, without the Underwriter’s prior written consent, such Selling Shareholder will not, directly or indirectly, offer, sell, grant any option to purchase, contract to sell, or otherwise dispose of any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock for a period of 180 days following the date of this Agreement, excluding only the sale of the Shares to be sold to the Underwriter pursuant to this Agreement and the Warrant and Warrant Shares.

6.     Fees and Expenses.

        (a)     The Company and the Selling Shareholder agree with the Underwriter that:

                         (i)     The Company will pay and bear all costs and expenses incurred by it in connection with or incident to: the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus, any drafts of each of them and any amendments or supplements to any of them; the duplication or, if applicable, printing (including all drafts thereof) and distribution, by mail, telex or other means of communication of this Agreement and any Blue Sky Memorandum and the duplication and printing (including of drafts thereof) of any other underwriting documents and material (including but not limited to marketing memoranda and other marketing material) in connection with the offering, purchase, sale and delivery of the Shares; the issuance, transfer and delivery of the Shares under this Agreement to the Underwriter, including all expenses, taxes, duties, fees and commissions on the purchase and sale of the Shares and, if applicable, Nasdaq SmallCap Market brokerage and transaction levies and fees with respect to the purchase and, if applicable, the sale of the Shares incident to the sale and delivery of the Shares by the Selling Shareholder to the Underwriter; the cost of printing all stock certificates; the transfer agent’s and registrar’s fees; the fees and disbursements of counsel for the Company; all fees and other charges of the Company’s independent public accountants and any other experts named in the Prospectus; the cost of furnishing to the Underwriter copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectus(es) and the Prospectus, the agreements and other documents and instruments referred to above and any amendments or supplements to any of the foregoing; NASD filing fees and reasonable fees and disbursements of Underwriter’ counsel incurred in connection with the review by the NASD of the terms of the Offering of the Shares; the cost of qualifying or registering the Shares (or obtaining exemptions from qualification or registration) under the laws of such jurisdictions as the Underwriter may designate (including filing fees in connection with such state securities or blue sky qualifications, registrations and exemptions) and preparing the preliminary and any final Blue Sky Memorandum (including reasonable fees and disbursements of Underwriter’s counsel in connection therewith); all fees and expenses in connection with qualification of the Shares for inclusion for listing on the Nasdaq SmallCap Market; the Company’s share of roadshow expenses; and all other expenses incurred by the Company in connection with the performance of its obligations hereunder. Except as provided in this Section 6 or as otherwise agreed to by the Company, the Underwriter shall bear all of their own expenses (including legal fees and costs/charges of their own counsel, syndication, advertising, stabilization and travel and other out-of-pocket expenses), except for state securities, blue sky fees and expenses and the NASD fees and expenses, which fees and expenses the Company will pay directly or to counsel for the Underwriter, Milbank, Tweed, Hadley & McCloy LLP. The provisions of this Section 6(a)(i) are intended to relieve the Underwriter from the payment of the expenses and costs which the Company hereby agrees to pay, but shall not affect any agreement which the Company may make, or may have made, for the sharing of any of such expenses and costs. Such agreements shall not impair the obligations of the Company and the Selling Shareholder hereunder to the Underwriter.

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                         (ii)     In addition to its obligations under Section 9(a) of this Agreement, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in Section 9(a) of this Agreement, it will reimburse or advance to or for the benefit of the Underwriter on a monthly basis (or more often, if requested) for all legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company’s obligation to reimburse or advance for the benefit of the Underwriter for such expenses or the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments or advances are so held to have been improper, the Underwriter receiving the same shall promptly return such amounts to the Company together with interest, compounded daily, at the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America NT&SA, San Francisco, California (the “Prime Rate”), but not in excess of the maximum rate permitted by applicable law. Any such interim reimbursement payments or advances that are not made to or for the Underwriter within 30 days of a request for reimbursement or for an advance shall bear interest at the Prime Rate, but not in excess of the maximum rate permitted by applicable law, from the date of such request until the date paid.

        (b)     In addition to its obligation under Section 9(c) of this Agreement, the Underwriter agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in Section 9(c) of this Agreement, it will reimburse or advance to or for the benefit of the Company or the Selling Shareholder, as applicable, on a monthly basis (or more often, if requested) for all legal and other expenses incurred by the Company in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety or enforceability of the Underwriter’s obligation to reimburse or advance for the benefit of the Company or the Selling Shareholder, as applicable, for such expenses and the possibility that such payments or advances might later be held to have been improper by a court of competent jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments or advances are so held to have been improper, the Company or the Selling Shareholder, as applicable, shall promptly return such amounts to the Underwriter together with interest, compounded daily, at the Prime Rate, but not in excess of the maximum rate permitted by applicable law. Any such interim reimbursement payments or advances that are not made to the Company within 30 days of a request for reimbursement or for an advance shall bear interest at the Prime Rate, but not in excess of the maximum rate permitted by applicable law, from the date of such request until the date paid.

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        (c)     Any controversy arising out of the operation of the interim reimbursement and advance arrangements set forth in Sections 6(a)(ii) and 6(b) above, including the amounts of any requested reimbursement payments or advance, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted under the provisions of the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. If the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to the demand or notice is authorized to do so. Any such arbitration will be limited to the interpretation and obligations of the parties under the interim reimbursement and advance provisions contained in Sections 6(a)(ii) and 6(b) above and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for or contribute to expenses that is created by the provisions of Section 9 of this Agreement.

        (d)     If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 7 of this Agreement is not satisfied, or because of any termination pursuant to Section 10(b) of this Agreement, or because of any refusal, inability or failure on the part of the Company to perform any material covenant or agreement set forth in this Agreement or to comply with any material provision of this Agreement other than by reason of a default by the Underwriter, the Company agrees to reimburse the Underwriter upon demand for, or pay directly, all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriter in connection with investigating, preparing to market or marketing the Shares or otherwise in connection with this Agreement or the offering of the Shares.

7.     Conditions of Underwriter’s Obligations. The obligations of the Underwriter to purchase and pay for the Shares shall be subject, to the reasonable satisfaction of the Underwriter, to the accuracy as of the date of execution of this Agreement, the Closing Date and the date on which the Option Shares are to be purchased, as the case may be, of the representations and warranties of the Company and the Selling Shareholder set forth in this Agreement, to the accuracy of the statements of the Company and its officers and the Selling Shareholder made in any certificate delivered pursuant to this Agreement, to the performance by the Company and the Selling Shareholder of all of their obligations to be performed under this Agreement at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be, to the satisfaction of all conditions to be satisfied or performed by the Company at or prior to that date and to the following additional conditions:

        (a)     The Registration Statement shall have become effective (or, if a post-effective amendment is required to be filed pursuant to Rule 462(b) under the Act, such post-effective amendment shall become effective and the Company shall have provided evidence satisfactory to the Underwriter of such filing and effectiveness) not later than 5:00 p.m., New York time, on the date of this Agreement or at such later date and time as the Underwriter may approve in writing and, at the Closing Date or, with respect to the Option Shares, the date on which such Option Shares are to be purchased; no stop order suspending the effectiveness of the Registration Statement or any qualification, registration or exemption from qualification or registration for the sale of the Shares in any jurisdiction shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and any request for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriter’s counsel.

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        (b)     The Underwriter shall have received from Milbank, Tweed, Hadley & McCloy LLP, counsel for the Underwriter, an opinion, dated as of the Closing Date or, if applicable, the date on which the Option Shares are to be purchased, and the Company shall have furnished such counsel with all documents which they may reasonably request for the purpose of enabling them to pass upon such matters.

        (c)     The Underwriter shall have received on the Closing Date and on any later date on which Option Shares are purchased, as the case may be, the opinion of Bryan Cave LLP, counsel for the Company, covering the matters set forth on Annex A and such other matters as may be reasonably requested by the Underwriter, addressed to the Underwriter and dated as of the Closing Date or such later date, with reproduced copies or signed counterparts thereof for the Underwriter, and in form and substance reasonably satisfactory to the Underwriter.

        (d)     The Underwriter shall be satisfied that there has not been any material change in the market for securities in general or in political, financial or economic conditions as to render it impracticable in the Underwriter’s sole judgment to make a public offering of the Shares, or a material adverse change in market levels for securities in general or financial or economic conditions which render it inadvisable to proceed.

        (e)     The Underwriter shall have received on or before the Closing Date and on any later date on which Option Shares are purchased a certificate, dated as of the Closing Date or such later date, as the case may be, and signed by the Chief Executive Officer and the Chief Financial Officer of the Company, on behalf of the Company, stating that:

                         (i)     the representations and warranties of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as if expressly made at and as of the Closing Date or such later date on which the Option Shares are purchased, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or such later date;

                         (ii)     no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or are threatened under the Securities Act; and

                         (iii)     (A) the respective signers of the certificate have carefully examined the Registration Statement in the form in which it originally became effective and the Prospectus and any supplements or amendments to any of them and, as of the Effective Date, the statements made in the Registration Statement and the Prospectus were true and correct in all material respects and neither the Registration Statement nor the Prospectus omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (B) since the Effective Date, no event has occurred that should have been set forth in an amendment to the Registration Statement or a supplement or amendment to the Prospectus that has not been set forth in such an amendment or supplement, (C) since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, there has not been any Consolidated Material Adverse Effect or any development involving a prospective Consolidated Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, and, since such dates, except in the ordinary course of business, neither the Company nor any of its Subsidiaries has entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, (D) there are not any pending or known threatened legal proceedings to which the Company or any of its Subsidiaries is a party or of which property of the Company or any of its Subsidiaries is the subject which are material and which are not disclosed in the Registration Statement and the Prospectus, and (E) there are not any license agreements, contracts, leases or other documents that are required to be filed or incorporated by reference as exhibits to the Registration Statement that have not been filed or incorporated by reference as required.

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        (f)     The Underwriter shall be satisfied that, and shall have received on or before the Closing Date and on any later date on which Option Shares are purchased a certificate, dated as of the Closing Date or such later date, as the case may be, and signed by the Selling Shareholder stating that:

                         (i)     The representations and warranties made by such Selling Shareholder herein are true and correct with the same force and effect as if expressly made at and as of the Closing Date or such later date on which the Option Shares are purchased; and

                         (ii)     Such Selling Shareholder has complied with all obligations and satisfied all conditions which are required to be performed or satisfied on the part of such Selling Shareholder at or prior to the Closing Date or such later date.

        (g)     The Underwriter shall have received from KPMG LLP a letter or letters, addressed to the Underwriter and dated as of the Closing Date and any later date on which Option Shares are purchased, confirming that they are independent accountants with respect to the Company within the meaning of the Securities Act and the applicable Rules and Regulations and, based upon the procedures described in their letter, referred to below, delivered to the Underwriter concurrently with the execution of this Agreement (the “Original Letter”), but carried out to a date not more than five business days prior to the Closing Date or such later date on which Option Shares are purchased, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter that are necessary to reflect any changes in the facts described in the Original Letter since the date of the Original Letter or to reflect the availability of more recent financial statements, data or information. Such letters shall not disclose any change, or any development involving a prospective change, in or affecting the business, properties or condition (financial or otherwise), results of operations or prospects of the Company or any of its Subsidiaries which, in the Underwriter’s sole judgment, makes it impractical or inadvisable to proceed with the public offering of the Shares or the purchase of the Option Shares as contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). In addition, the Underwriter shall have received from KPMG LLP, on or prior to the Closing Date, a letter addressed to the Company and made available to the Underwriter stating that their review of the Company’s system of internal controls, to the extent they deemed necessary in establishing the scope of their examination of the Company’s consolidated financial statements as of December 31, 2002, or in delivering their Original Letter, did not disclose any weaknesses in internal controls that they considered to be a material weaknesses.

        (h)     On or prior to the Closing Date, the Underwriter shall have received from all Holders executed agreements covering the matters described in Section 1(r) of this Agreement.

        (i)     On or prior to the Closing Date, the Underwriter shall have received from (i) Mr. Bartel a warrant (the “Warrant”), substantially in the form of Annex B, to purchase 30,000 shares of the Common Stock owned by Mr. Bartel (the “Warrant Shares”), at an exercise price per share equal to 120% of the offering price of the Firm Shares, and (ii) the Company a registration rights agreement (the “Registration Rights Agreement”), substantially in the form of Annex C, with respect to the registration of the Warrant Shares for resale to the public under the Securities Act.

        (j)     The Company shall have furnished to the Underwriter such further certificates and documents as the Underwriter shall reasonably request (including certificates of officers of the Company), as to the accuracy of the representations and warranties of the Company set forth in this Agreement, the performance by the Company of its obligations under this Agreement and the other conditions concurrent and precedent to the obligations of the Underwriter under this Agreement. Counsel to the Underwriter shall provide a written memorandum to the Company identifying closing documents which such counsel deems necessary for the Underwriter’s review, not less than two business days before the Closing Date.

        All the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement will be in compliance with the provisions of this Agreement only if they are reasonably satisfactory to the Underwriter. The Company will furnish the Underwriter with such number of conformed copies of such opinions, certificates, letters and documents as the Underwriter shall reasonably request.

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        If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, time being of the essence, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriter’s counsel, this Agreement and all obligations of the Underwriter hereunder may be canceled by the Underwriter at, or at any time prior to, the Closing Date or (with respect to the Option Shares) prior to the date upon which the Option Shares are to be purchased, as the case may be. Notice of such cancellation shall be given to the Company in writing or by telephone or telecopy confirmed in writing. Any such termination shall be without liability of the Company or the Selling Shareholder to the Underwriter (except as provided in Section 6 or Section 9 of this Agreement) and without liability of the Underwriter to the Company or the Selling Shareholder (except to the extent provided in Section 9 of this Agreement).

8.     Conditions of the Obligations of the Selling Shareholder. The obligation of the Selling Shareholder to sell and deliver the Shares required to be delivered as and when specified in this Agreement shall be subject to the condition that, at the Closing Date or (with respect to the Option Shares) the date upon which the Option Shares are to be purchased by the Underwriter pursuant to this Agreement, no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings therefor shall be pending or threatened by the Commission.

9.     Indemnification and Contribution.

        (a)     The Company agrees to indemnify and hold harmless the Underwriter and each person (including each partner or officer thereof) who controls the Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statute, law or regulation, at common law or otherwise, and the Company agrees to reimburse each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise provided below, settlement expenses and fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding that may be brought against, the respective indemnified parties, in each case insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon, in whole or in part, (i) any breach of any representation, warranty, covenant or agreement of the Company in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement in the form originally filed or in any amendment thereto (including the Prospectus as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) any untrue statement or alleged untrue statement of a material fact contained in any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify or register the Shares under the securities or Blue Sky laws thereof or to obtain an exemption from such qualification or registration or filed with the Commission or any securities association, the Nasdaq SmallCap Market, or any securities exchange, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that (1) the indemnity agreements of the Company contained in this Section 9(a) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriter specifically and expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto and (2) the indemnity agreement contained in this Section 9(a) with respect to any Preliminary Prospectus shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares that are the subject thereof (or to the benefit of any person controlling such Underwriter) if the Company can demonstrate that at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented), unless the failure is the result of noncompliance by the Company with Section 4 of this Agreement. The indemnity agreements of the Company contained in this Section 9(a) and the representations and warranties of the Company contained in Section 1 of this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares. This indemnity agreement shall be in addition to any liabilities which the Company may have pursuant to this Agreement or otherwise.

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        (b)     The Selling Shareholder agrees to indemnify and hold harmless the Underwriter and each person (including each partner or officer thereof) who controls the Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statute, law or regulation, at common law or otherwise, and the Selling Shareholder agrees to reimburse each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise provided below, settlement expenses and fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding that may be brought against, the respective indemnified parties, in each case insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon, in whole or in part, (i) any breach of any representation, warranty, covenant or agreement of such Selling Shareholder in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement in the form originally filed or in any amendment thereto (including the Prospectus as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) any untrue statement or alleged untrue statement of a material fact contained in any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify or register the Shares under the securities or Blue Sky laws thereof or to obtain an exemption from such qualification or registration or filed with the Commission or any securities association, the Nasdaq SmallCap Market, or any securities exchange, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that (1) the indemnity agreements of the Selling Shareholder contained in this Section 9(b) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriter specifically and expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto, (2) the indemnity agreement contained in this Section 9(b) with respect to any Preliminary Prospectus shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares that are the subject thereof (or to the benefit of any person controlling such Underwriter) if the Selling Shareholder can demonstrate that at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented), unless the failure is the result of noncompliance by the Company with Section 4 of this Agreement and (3) the indemnity agreement of the Selling Shareholder contained in this Section 9(b) shall apply in the case of subparagraphs (ii), (iii) and (iv) of this Section 9(b) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Underwriter by such Selling Shareholder, directly or through such Selling Shareholder’s representatives, specifically for use in the preparation of the document or documents referred to in such subparagraphs. The indemnity agreement of the Selling Shareholder contained in this Section 9(b) and the representations and warranties of the Selling Shareholder contained in Section 2 of this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares. This indemnity agreement shall be in addition to any liabilities which the Selling Shareholder may have pursuant to this Agreement or otherwise. Notwithstanding anything to the contrary in this Section 9, the Selling Shareholder shall not be required to make any payments in respect of any indemnity obligation arising under this Section 9(b) in excess of the net proceeds from the Firm Shares sold by that Selling Shareholder.

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        (c)     The Underwriter agrees to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement, each of its directors, the Selling Shareholder, and each person (including each partner or officer thereof) who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or other federal or state statute, law or regulation or at common law or otherwise and to reimburse each of them for any legal or other expenses (including, except as otherwise hereinafter provided, settlement expenses and fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding that may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any breach of any representation, warranty, covenant or agreement of the Underwriter in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case under clauses (ii) and (iii) above, as the case may be, only if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter specifically and expressly for use in the Registration Statement, in any Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto. The Company and the Selling Shareholder acknowledges and agrees that the matters described in Section 3(h) of this Agreement constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. The indemnity agreement of the Underwriter contained in this Section 9(c) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares. This indemnity agreement shall be in addition to any liabilities which the Underwriter may have pursuant to this Agreement or otherwise. Notwithstanding anything to the contrary in this Section 9, the Underwriter shall not be required to make any payments in respect of any claim arising under this Section 9(c) in excess of the underwriting discount applicable to the Shares purchased by the Underwriter.

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        (d)     Each person or entity indemnified under the provisions of Sections 9(a), 9(b) and 9(c) above agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such Sections, it will, if a claim in respect thereunder is to be made against the indemnifying party or parties under this Section 9, give written notice (the “Notice”) of such service or notification to the party or parties from whom indemnification may be sought hereunder within ten (10) calendar days after receipt by them of written notice of the commencement of any actions against them. No indemnification provided for in Sections 9(a) and 9(b) above shall be available to any person who fails to so give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related, but only to the extent such party was materially prejudiced by the failure to receive the Notice, and except as set forth in the preceding clause, the omission to so notify such indemnifying party or parties shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of Sections 9(a), 9(b) and 9(c). Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (the “Notice of Defense”) to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses or rights available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then separate counsel for and selected by the indemnified party or parties shall be entitled to conduct, at the expense of the indemnifying parties, the defense of the indemnified parties to the extent determined by such counsel to be necessary to protect the interests of the indemnified party or parties, and (ii) provided, further, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel, reasonably approved by the indemnifying party, for all of the indemnified parties, plus, if applicable, one local counsel in each jurisdiction. In addition, in any event, the indemnified party or parties shall be entitled to have counsel selected by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and, unless separate counsel is to be chosen by the indemnified party or parties as provided above, the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under Sections 9(a), 9(b) and 9(c) for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party or parties shall bear and pay the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the proviso to the preceding sentence and (B) the indemnifying party or parties shall bear and pay such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

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        (e)     In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 9 but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right to appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in Section 9(a), 9(b) and 9(c) above (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriter, on the other hand, shall be deemed to be in the same respective proportions as the total proceeds from the offering of the Shares, net of the underwriting discounts, received by the Company and the Selling Shareholder and the total underwriting discount retained by the Underwriter bear to the aggregate public offering price of the Shares. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by a party and the party’s relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

        The parties agree that it would not be just and equitable if contribution pursuant to this Section 9(e) were to be determined by pro rata allocation (even if the Underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of the first paragraph of this Section 9(e) and to the considerations referred to in the third sentence of the first paragraph of this Section 9(e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of the first paragraph of this Section 9(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this Section 9(e). Notwithstanding the provisions of this Section 9(e), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by that Underwriter and the Selling Shareholder shall not be required to contribute any amount in excess of the net proceeds from the Shares sold by such Selling Shareholder. For purposes of this Section 9(e), each person who controls an Underwriter within the meaning of the Securities Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the Securities Act, each officer of the Company who signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the immediately preceding and immediately following sentences. No person guilty of fraudulent misrepresentation (within the meaning of Section 1l(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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        Each party or other entity entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in Section 9(d) above). This Section 9(e) shall not be operative as to any contributing party to the extent that the party or other entity otherwise entitled to contribution is entitled to receive or has received indemnity under this Section 9.

        (f)     The Company shall not, without the prior written consent of the Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Securities Act is a party to such claim, action, suit or proceeding), which consent shall not be unreasonably withheld, unless such settlement, compromise or consent includes an unconditional release of the Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

        (g)     The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions of this Agreement, including, without limitation, the provisions of Sections 6(a)(ii), 6(b) and 6(c) and this Section 9 of this Agreement and that they are fully informed regarding all such provisions. They further acknowledge that the provisions of Sections 6(a)(ii), 6(b) and 6(c) and this Section 9 of this Agreement fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement, each Preliminary Prospectus and the Prospectus as required by the Securities Act, the Rules and Regulations, the Exchange Act and the rules and regulations of the Commission under the Exchange Act. The parties are advised that federal or state policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain provisions of Sections 6(a)(ii), 6(b) and 6(c) and this Section 9 of this Agreement and, to the extent permitted by law, the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under Sections 6(a)(ii), 6(b) or 6(c) or this Section 9 of this Agreement and further agree not to attempt to assert any such defense.

10.     Effective Date of Agreement and Termination.

        (a)     If the Registration Statement has not been declared effective prior to the date of this Agreement, this Agreement shall become effective at such time, after notification of the effectiveness of the Registration Statement has been released by the Commission, as the Underwriter and the Company shall agree upon the public offering price and the purchase price of the Shares. If the public offering price and the purchase price of the Shares shall not have been determined prior to 5:00 p.m., New York time, on the fifth full business day after the Registration Statement has become effective, this Agreement shall thereupon terminate without liability on the part of the Company or the Selling Shareholder to the Underwriter (except as provided in Section 6 and Section 9 of this Agreement) or the Underwriter to the Company or the Selling Shareholder (except as set forth in Section 9 of this Agreement). By giving notice before the time this Agreement becomes effective, the Underwriter may prevent this Agreement from becoming effective without liability of any party to the other party, except that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 6 and Section 9 of this Agreement. If the Registration Statement has been declared effective prior to the date of this Agreement, this Agreement shall become effective upon execution and delivery by the Underwriter, the Company and the Selling Shareholder.

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        (b)     This Agreement may be terminated by the Underwriter in its absolute discretion by giving written notice to the Company at any time on or prior to the Closing Date or, with respect to the purchase of the Option Shares, on or prior to any later date on which the Option Shares are to be purchased, as the case may be, if prior to such time any of the following has occurred or, in the Underwriter’ reasonable opinion, is likely to occur: (i) after the respective dates as of which information is given in the Registration Statement and the Prospectus, any Consolidated Material Adverse Effect or development involving a prospective Consolidated Material Adverse Effect in or affecting particularly the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its direct and indirect subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, occurs which would, in the Underwriter’s reasonable judgment, make the offering or the delivery of the Shares impracticable or inadvisable; or (ii) if there shall have been the engagement in hostilities or an escalation of major hostilities by the United States or the declaration of war or a national emergency by the United States on or after the date hereof, or any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions, if the effect of such outbreak, calamity, crisis or change in economic or political conditions on the financial markets of the United States would, in the Underwriter’s reasonable judgment, make the offering or delivery of the Shares impracticable or inadvisable; or (iii) if there shall have been suspension of trading in securities generally or a material adverse decline in value of securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or over-the-counter market has been suspended, or minimum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of such exchanges, by the NASD or by the Commission; or (iv) if there shall have been the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, any court, legislative body, agency or other governmental authority which in the Underwriter’s reasonable judgment has or may have a Consolidated Material Adverse Effect; or (v) if there shall have been the declaration of a banking moratorium by federal, New York or California state authorities; or (vi) if there shall have been the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Underwriter’s reasonable judgment has a material adverse effect on the securities markets in the United States; or (vii) existing international monetary conditions shall have undergone a material adverse change which, in your reasonable judgment, makes the offering or delivery of the Shares impracticable or inadvisable. If this Agreement shall be terminated pursuant to this Section 10, there shall be no liability of the Company or the Selling Shareholder to the Underwriter (except pursuant to Section 6 and Section 9 of this Agreement) and no liability of the Underwriter to the Company or the Selling Shareholder (except to the extent provided in Section 9 of this Agreement).

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11.     Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriter, shall be mailed, telecopied or delivered to Wedbush Morgan Securities, Inc., 1000 Wilshire Blvd., Los Angeles, California 90017 (telecopier: (213) 688-6642), Attention: Mr. Michael Keane, with a copy to Milbank, Tweed, Hadley & McCloy LLP, 601 South Figueroa Street, 30th Floor, Los Angeles, California 90017 (telecopier: (213) 892-4710), Attention: Neil J Wertlieb, Esq.; and if to the Company or the Selling Shareholder, shall be mailed, telecopied or delivered to it at 590 Madison Avenue, 21st Floor, New York, New York 10022 (telecopier: (212) 521-4230) Attention: Mr. Ralph Bartel, with a copy to Bryan Cave LLP, 211 North Broadway, Suite 3600, St. Louis, Missouri 6310-2750, (telecopier: (314) 259-2020), Attention: Denis P. McCusker, Esq. All notices given by telecopy shall be promptly confirmed by letter.

12.     Persons Entitled to the Benefit of this Agreement. This Agreement shall inure to the benefit of the Company, the Selling Shareholder and the Underwriter and, with respect to the provisions of Section 6 and Section 9 of this Agreement, the several parties (in addition to the Company, the Selling Shareholder and the Underwriter) indemnified under the provisions of Section 6 and Section 9, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision contained herein. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Shares from the Underwriter.

13.     General. Notwithstanding any provision of this Agreement to the contrary, the reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties, covenants and agreements in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its respective directors or officers, and (c) delivery and payment for the Shares under this Agreement; provided, however, that if this Agreement is terminated prior to the Closing Date, the provisions of Sections 4(f) through 4(p), inclusive, of this Agreement shall be of no further force or effect.

        This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument, and may be delivered by facsimile transmission.

        THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE LAWS PERTAINING TO CHOICE OR CONFLICT OF LAWS, OF THE STATE OF CALIFORNIA.

14.     Jurisdiction. The parties agree that any litigation arising out of or in any way related to this Agreement will be adjudicated in a state or district court sitting in the City of Los Angeles, California, and the parties hereby consent to the jurisdiction of such court. The parties hereby waive any right to object to such jurisdiction, including, without limitation, any objection based on a claim of improper venue or forum non conveniens.

        If the foregoing correctly sets forth your understanding, please so indicate by signing in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Selling Shareholder and the Underwriter.

Very truly yours, TRAVELZOO INC.
By:
Ralph Bartel Chief Executive Officer
THE SELLING SHAREHOLDER

Ralph Bartel

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        The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

WEDBUSH MORGAN SECURITIES, INC.
By:
Michael Keane Managing Director

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ANNEX A

MATTERS TO BE COVERED IN THE OPINION OF COUNSEL FOR THE COMPANY1

        (i)     The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware;

        (ii)     The Company has the corporate power to own, lease and operate its properties and to conduct its business as described in the Prospectus;

        (iii)     The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except for jurisdictions where the failure so to qualify would not have a Consolidated Material Adverse Effect;

        (iv)     [Name each Subsidiary] is a corporation duly organized, validly existing and in good standing under the laws of the State of _______________; [Subsidiary] has the corporate power to own, lease and operate its properties and to conduct its business as presently conducted or as described in the Prospectus; the issued and outstanding shares of [Subsidiary] have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of any preemptive right or other rights to subscribe for or purchase securities contained in its charter documents or any Material Agreement [to be defined, which term shall also include commitments of Mr. Bartel]; based solely upon our review of the stock ledger for [Subsidiary], the Company is the record holder of all of the issued and outstanding equity securities of [Subsidiary]; and to such counsel’s knowledge, there are no outstanding options, warrants or other rights to acquire from [Subsidiary] any equity securities;

        (v)     The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption “Capitalization” as of the date stated therein and conforms as of the date stated therein as to legal matters in all material respects to the description thereof set forth in the Prospectus under the caption “Description of Capital Stock”; the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and have not been issued in violation of any preemptive right or other rights to subscribe for or purchase securities contained in the Company’s charter documents or any Material Agreement; and except as reflected on Exhibit B to the Underwriting Agreement, to the knowledge of such counsel, there are no outstanding options, warrants or other rights to acquire from the Company any equity securities of the Company;

        (vi)     The Shares and Warrant Shares are owned beneficially and of record by Ralph Bartel, and have been duly authorized and validly issued and are fully paid and nonassessable; and the Shares and Warrant Shares, when duly countersigned by the Company’s transfer agent and registrar, upon reissuance and delivery against payment therefor in accordance with the terms of the Underwriting Agreement or the Warrant, as applicable, will be validly issued, fully paid and nonassessable, and will not have been issued or transferred in violation of any preemptive right or other rights to subscribe for or purchase securities contained in the Company’s charter documents or any Material Agreement and [if applicable] will have been duly approved for listing on the Nasdaq SmallCap Market;

        (vii)     The Company and Ralph Bartel have the corporate or other appropriate power to enter into the Underwriting Agreement, the Warrant and the Registration Rights Agreement to which it or he is a party, and Mr. Bartel has the power to sell and deliver the Shares and Warrant Shares to the Underwriter;

_________________

1 Terms are used as defined in the Underwriting Agreement.

        (viii)     The Underwriting Agreement and the Registration Rights Agreement have been duly authorized by all necessary corporate action on the part of the Company; and each of the Underwriting Agreement, the Warrant and the Registration Rights Agreement has been duly executed and delivered by the Company and Mr. Bartel, to the extent it or he is a party, and, assuming its due authorization, execution and delivery by the Underwriter, to the extent it is a party, is the valid and binding agreement of the Company and Mr. Bartel, enforceable against the Company and Mr. Bartel in accordance with its terms, except insofar as the indemnification and contribution provisions of the Underwriting Agreement may be limited by public policy concerns and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general equitable principles;

        (ix)     The Company’s counsel has been informed by the staff of the Securities and Exchange Commission that the Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and to the knowledge of such counsel no proceedings for that purpose have been instituted or are pending or overtly threatened under the Securities Act;

        (x)     The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements, related notes and schedules, and financial and statistical data derived therefrom or included therein, as to which such counsel need express no opinion), as of the effective date of the Registration Statement, and the filings and documents incorporated by reference into the Registration Statement and the Prospectus, as of the date of the their respective filings with the Commission, appeared on their face to be appropriately responsive to the Securities Act and the Rules and Regulations with respect to registration statements on Form S-3 and the Exchange Act and the rules and regulations with respect to such filings and documents;

        (xi)     The forms of certificates evidencing the Common Stock are in due and proper form under Delaware law;

        (xii)     The information in the Registration Statement and the Prospectus under the captions “Management” and “Description of Capital Stock”, to the extent such information constitutes matters of law or legal conclusions, and any statements referring to agreements, contracts, licenses, leases or other documents in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and fairly present in all material respects the information required to be presented by the Securities Act and the Rules and Regulations;

        (xiii)     To the knowledge of such counsel, there are no agreements, contracts, licenses, leases or documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed or incorporated by reference as an exhibit to the Registration Statement that are not described or referred to therein or filed or incorporated by reference as required;

        (xiv)     The execution and delivery of the Underwriting Agreement, the Registration Rights Agreement and the Warrant do not, and the Company’s and Mr. Bartel’s performance of the Underwriting Agreement, the Warrant and the Registration Rights Agreement and the consummation of the transactions contemplated thereby will not, conflict with, violate or result in the material breach of or a material default (including without limitation with the giving of notice, the passage of time or otherwise) under any of the terms and provisions of the Company’s Certificate of Incorporation or Bylaws or any Material Agreement or, to the knowledge of such counsel, any law, ordinance, rule or regulation or order, writ, injunction, judgment or decree of any governmental agency or body or of any court or arbitration tribunal having jurisdiction over the Company or any Subsidiary or Mr. Bartel or over any of its, his or their properties; provided, however, that no opinion need be rendered concerning state securities or blue sky laws and regulations;

        (xv)     No authorization, approval or consent or other order of any governmental authority or agency is necessary in connection with the consummation of the transactions contemplated by the Underwriting Agreement, the Registration Rights Agreement or the Warrant, except such as have been obtained and are in full force and effect under the Securities Act or as may be required under state securities or blue sky laws in connection with the purchase and the distribution of the Shares by the Underwriters and the clearance of such offering with the NASD;

        (xvi)     To the knowledge of such counsel, there are no legal or governmental proceedings pending or overtly threatened against the Company or any Subsidiary or Mr. Bartel of a character which are required to be disclosed in the Registration Statement or the Prospectus by the Securities Act or the applicable Rules and Regulations;

        (xvii)     To the knowledge of such counsel, except as set forth in the Registration Statement and Prospectus, no holders of Common Stock or other securities of the Company have rights which have not been waived or complied with respect to the registration of any securities of the Company because of the filing of the Registration Statement by the Company or the offering contemplated by the Underwriting Agreement; and

        (xviii)     The Company is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

        In addition, such counsel shall state that such counsel has participated in conferences with officers and other Representatives of the Company, the independent public accountants of the Company, the Underwriter and counsel to the Underwriter, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although they have not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, the Registration Statement (except as to financial statements, related notes and schedules, and financial and statistical data derived therefrom or contained therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the date Opinion is given, the Prospectus (except as to financial statements, related notes and schedules, and financial and statistical data derived therefrom or contained therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

ANNEX B

[FORM OF WARRANT]

ANNEX C

[FORM OF REGISTRATION RIGHTS AGREEMENT]

Exhibit A

List of Subsidiaries

Subsidiary	Jurisdiction

Exhibit B

List of Equity Interests